Exhibit 32
CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Lesaka Technologies,

Inc. (“Lesaka”) on Form 10-K for the year

ended June 30,
2022,

as filed

with

the

Securities and

Exchange

Commission

on

the date

hereof (the

“Report”),

Chris

G.B.

Meyer

and

Naeem

E.
Kola,

Chief

Executive

Officer

and

Chief

Financial

Officer,

respectively,

of

Lesaka,

certify,

pursuant

to

18

U.S.C. § 1350,

that

to
their knowledge:

1.

The

Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange

Act of
1934, as amended;

and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results
of operations of Lesaka.

Date: September 9, 2022
/ s/: Chris G.B. Meyer

Name: Chris G.B. Meyer

Chief Executive Officer

Date: September 9, 2022 /s/: Naeem E. Kola

Name: Naeem E. Kola

Chief Financial Officer